SPDR Series Trust

SPDR® SSGA Gender Diversity Index ETF

(the “Fund”)

Supplement dated June 2, 2021 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”), each dated October 31, 2020,

as may be supplemented from time to time

Effective immediately, Lynn Blake no longer serves as a Portfolio Manager of the Fund. Accordingly, effective immediately, all references in the Fund’s Prospectus, Summary Prospectus, and SAI to Lynn Blake as a Portfolio Manager of the Fund are deleted in their entirety.

Melissa Kapitulik and Amy Cheng will remain as portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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